     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 1996


                                                               FILE NO. 33-40215
                                                                        811-6302
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                         POST-EFFECTIVE AMENDMENT NO. 6                      [x]

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

                                AMENDMENT NO. 7                              [x]

                            ----------------------

                       COHEN & STEERS REALTY SHARES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                  MARTIN COHEN
                       COHEN & STEERS REALTY SHARES, INC.
                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
               (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)

                             ----------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


[x] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)



[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)



[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)



[ ] ON (DATE) PURSUANT TO PARAGRAPH (B)



[ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)



[ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.






IF APPROPRIATE, CHECK THE FOLLOWING BOX:



[ ] THIS  POST-EFFECTIVE  AMENDMENT  DESIGNATES  A  NEW  EFFECTIVE  DATE  FOR  A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.




                            ----------------------

     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS 24F-2 NOTICE FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995, ON FEBRUARY 26, 1996.

________________________________________________________________________________

                             CROSS REFERENCE SHEET
                            (AS REQUIRED BY 404(c))

  N-1A ITEM
--------------                                                                        LOCATION IN PROSPECTUS
                                                                               ------------------------------------
                                                                                            (CAPTION)

Item 1.         Cover Page...................................................  Cover Page
Item 2.         Synopsis.....................................................  Fee Table
Item 3.         Condensed Financial Information..............................  Financial Highlights
Item 4.         General Description of Registrant............................  Investment Objective and Policies;
                                                                                 Investment Restrictions
Item 5.         Management of the Registrant.................................  Management of the Fund
Item 5A.        Management's Discussion of Fund Performance..................                   *
Item 6.         Capital Stock and Other Securities...........................  Taxation: Organization and
                                                                                 Description of Capital Stock
Item 7.         Purchase of Securities Being Offered.........................  Determination of Net Asset Value;
                                                                                 Purchase of Shares
Item 8.         Redemption or Repurchase.....................................  Redemption of Shares
Item 9.         Pending Legal Proceedings....................................  Not Applicable


                                                                                     LOCATION IN STATEMENT OF
    PART B                                                                       ADDITIONAL INFORMATION (CAPTION)
--------------                                                                 ------------------------------------
Item 10.        Cover Page...................................................  Cover Page
Item 11.        Table of Contents............................................  Table of Contents
Item 12.        General Information and History..............................  Organization and Description of
                                                                                 Capital Stock
Item 13.        Investment Objectives and Policies...........................  Investment Objective and Policies;
                                                                                 Investment Restrictions
Item 14.        Management of the Fund.......................................  Management of the Fund
Item 15.        Control Persons and Principal Holders of Securities..........  Organization and Description of
                                                                                 Capital Stock
Item 16.        Investment Advisory and Other Services.......................  Management of the Fund -- Adviser
                                                                                 and Investment Advisory Services
Item 17.        Brokerage Allocation and Other Practices.....................  Portfolio Transactions and Brokerage
Item 18.        Capital Stock and Other Securities...........................  Organization and Description of
                                                                                 Capital Stock
Item 19.        Purchase, Redemption and Pricing of Securities Being           Determination of Net Asset Value;
                  Offered....................................................    Redemption of Shares
Item 20.        Tax Status...................................................  Taxation
Item 21.        Underwriters.................................................  Distributor
Item 22.        Calculation of Performance Data..............................  Performance Information
Item 23.        Financial Statements.........................................  Financial Statements

------------

* Contained in the annual report of Registrant

                                     [Logo]

--------------------------------------------------------------------------------
  Cohen & Steers Realty Shares, Inc. is a non-diversified, open-end management investment company that seeks total return through investment in real estate securities. The Fund pursues its investment objective of total return by seeking, with approximately equal emphasis, capital appreciation and current income. Cohen & Steers Capital Management, Inc.
                   serves as investment adviser to the Fund.


  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated March 12, 1996, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed on the back cover of this prospectus.


                   ------------------------------------------
--------------------------------------------------------------------------------
     INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
                                   REFERENCE.
--------------------------------------------------------------------------------
                   ------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE SECURITIES
        COMMISSION PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS
          PROSPECTUS.  ANY      REPRESENTATION TO  THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                 MARCH 12, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

Shareholder Transaction Expenses

None.

Annual Fund Operating Expenses (as a percentage of average net assets)


Management fees.....................................................  0.85%
Other expenses*.....................................................  0.29%
                                                                      ----
Total fund operating expenses.......................................  1.14%


------------


*  After fee waivers


Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):


 1 year.............................................................  $ 12
 3 years............................................................  $ 36
 5 years............................................................  $ 63
10 years............................................................  $139


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear.


With respect to the fiscal year ended December 31, 1995, the administrator has waived fees in the amount of $117,113. Without such waiver, 'Total Fund Operating Expenses' would have been 1.16%. The Adviser has directed certain portfolio transactions to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $131,488 under these arrangements. Although the Fund did not directly pay these expenses, this amount has been added to the Fund's 'Other Expenses' in accordance with recently-adopted disclosure regulations. Had these costs not been reflected in this table, the Fund's total operating expenses would have been 1.12%. Management of the Fund believes these arrangements benefit the Fund and the Fund's shareholders and intends to continue such arrangements in the current year.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following information, which relates to the period from July 2, 1991 (commencement of operations) to December 31, 1995, has been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears in the Statement of Additional Information. Further information concerning investment performance is contained in the Fund's annual report to shareholders, which is available without charge.



                                                         YEAR ENDED                              PERIOD
                                  ---------------------------------------------------------      ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE       1995           1994           1993           1992          1991*
--------------------------------  ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of
  period........................    $  32.90       $  31.92       $  29.58       $  26.55       $  25.00
                                  ------------   ------------   ------------   ------------   ------------
Income from investment
  operations
     Net investment income......        1.86           1.66           1.29           1.51           0.88
     Net gains or losses on
       securities (both realized
       and unrealized)..........        1.69           0.98           4.24           3.55           1.07
                                  ------------   ------------   ------------   ------------   ------------
          Total from investment
            operations..........        3.55           2.64           5.53           5.06           1.95
                                  ------------   ------------   ------------   ------------   ------------
Less distributions from:
     Net investment income......       (1.33)         (1.09)         (1.27)         (1.80)         (0.40)
     Realized gain on
       investment...............        0.00           0.00          (1.64)         (0.18)          0.00
     In excess of net realized
       gains....................        0.00           0.00          (0.04)          0.00           0.00
     Return of capital..........       (0.50)         (0.57)         (0.24)         (0.05)          0.00
                                  ------------   ------------   ------------   ------------   ------------
          Total distributions...       (1.83)         (1.66)         (3.19)         (2.03)         (0.40)
                                  ------------   ------------   ------------   ------------   ------------
Net asset value, end of
  period........................    $  34.62       $  32.90       $  31.92       $  29.58       $  26.55
                                  ------------   ------------   ------------   ------------   ------------
                                  ------------   ------------   ------------   ------------   ------------
Total investment return.........      11.13%           8.31%         18.76%         20.09%          7.91%
                                  ------------   ------------   ------------   ------------   ------------
                                  ------------   ------------   ------------   ------------   ------------
Ratios/Supplemental Data:
     Net assets, end of period
       (in millions)............    $793.084       $458.098       $163.478       $ 49.481       $ 24.434
                                  ------------   ------------   ------------   ------------   ------------
                                  ------------   ------------   ------------   ------------   ------------
     Ratio of expenses to
       average net assets.......        1.12%`D'       1.14%`D'       1.18%`D'       1.25%`D'       1.25%**`D'
                                  ------------   ------------   ------------   ------------   ------------
                                  ------------   ------------   ------------   ------------   ------------
     Ratio of net investment
       income to average net
       assets...................        6.05%`D'       5.71%`D'       4.57%`D'       5.92%`D'       7.48%**`D'
                                  ------------   ------------   ------------   ------------   ------------
                                  ------------   ------------   ------------   ------------   ------------
     Portfolio turnover rate....       22.68%         39.00%         65.28%         14.81%         57.40%**
                                  ------------   ------------   ------------   ------------   ------------
                                  ------------   ------------   ------------   ------------   ------------


------------

*  For the period July 2, 1991 (commencement of operations) to December 31,
   1991.

** Annualized.


`D' The investment adviser and/or the administrator did not impose a portion of their fees for the periods indicated. If these fees had been incurred by the Fund, the ratios would have been:



   Ratios (to average daily net assets):
   Expenses......................       1.16%           1.26%          1.35%          1.77%          1.94%**
                                   ------------   ------------   ------------   ------------   ------------
                                   ------------   ------------   ------------   ------------   ------------
   Net investment income.........       6.01%           5.59%          4.40%          5.40%          6.78%**
                                   ------------   ------------   ------------   ------------   ------------
                                   ------------   ------------   ------------   ------------   ------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of Cohen & Steers Realty Shares, Inc. (the 'Fund') is total return through investment in real estate securities. The Fund pursues its investment objective of total return by seeking, with approximately equal emphasis, capital appreciation (both realized and unrealized) and current income. There can be no assurance that the Fund's investment objective will be achieved. The Fund's investment objective cannot be changed without approval of a majority of its outstanding voting securities. All of the Fund's policies, other than its investment objective and the investment limitations described below under 'Investment Restrictions,' may be changed by the Fund's Board of Directors without shareholder approval.

Under normal circumstances, the Fund will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of (i) common stocks (including shares in real estate investment trusts), (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in the investment adviser's view, a significant element of the securities' value, and
(iv) preferred stocks. For purposes of the Fund's investment policies, a 'real estate company' is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets in such real estate. The Fund may invest up to 10% of its total assets in securities of foreign real estate companies. See 'Risks of Investment in Foreign Securities,' below. When, in the judgment of the Fund's investment adviser, market or general economic conditions justify a temporary defensive position, the Fund will deviate from its investment objective and invest all or any portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. The Fund may also at any time invest funds awaiting investment or held as reserves to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

The Fund will not invest more than 10% of its net assets in illiquid securities. For this purpose illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. Cohen & Steers Capital Management, Inc., the Fund's investment adviser (the 'Adviser' or 'Cohen & Steers'), will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See the Fund's Statement of Additional Information for further discussion of illiquid securities.

--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS

The Fund may invest without limit in shares of real estate investment trusts ('REITs'). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

--------------------------------------------------------------------------------

RISKS OF INVESTMENT IN REAL ESTATE SECURITIES

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the 'Code'), or to maintain their exemptions from registration under the Investment Company Act of 1940 (the '1940 Act'). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

--------------------------------------------------------------------------------

RISKS OF INVESTMENT IN FOREIGN SECURITIES

The Fund may invest up to 10% of its total assets in securities of foreign real estate companies. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

--------------------------------------------------------------------------------

NON-DIVERSIFIED STATUS; PORTFOLIO TURNOVER

The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See 'Taxation.' To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

The Fund anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by the Fund are replaced one and one-half times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See 'Taxation.'

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund has adopted certain investment restrictions, which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined below. The percentage limitations set forth below, as well as those described elsewhere in this Prospectus, apply only at the time an investment is made or other relevant action is taken by the Fund.

In addition to other fundamental investment restrictions listed in the Statement of Additional Information, the Fund will not:

1. Purchase more than 10% of the voting securities of any issuer;

2. Make loans except through the purchase of debt obligations in accordance with its investment objective and policies;

3. Borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

4. Invest in illiquid securities, as defined in 'Investment Objective and Policies,' if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; or

5. Purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in this Prospectus, a majority of the Fund's outstanding voting securities means the lesser of (a) more than 50% of its outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy. Fund policies and restrictions which are not fundamental may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of its business judgment, modification is determined to be necessary or appropriate to carry out the Fund's objective. However, the Fund will not change its investment policies or restrictions without written notice to shareholders.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Adviser, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Adviser and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board of Directors. The Directors and officers of the Fund and their principal occupations are set forth below.

Robert H. Steers, Chairman of the Board, is the Chairman and one of the principals of the Adviser.

Martin Cohen, Director and President, is the President and one of the principals of the Adviser.

Gregory C. Clark, Director, is the principal of Wellspring Management Group.

George Grossman, Director, is an attorney at law in private practice.


Jeffrey H. Lynford, Director, is Chairman of Wellsford Group, Inc. and of Wellsford Residential Property Trust.



Elizabeth O. Reagan, Vice President, is a Senior Vice President of the Adviser.


--------------------------------------------------------------------------------

THE ADVISER

Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. Cohen & Steers, a registered investment adviser, was formed in 1986 and is the leading U.S. manager of portfolios dedicated to investments in real estate investment trusts ('REITs'). Its current clients include pension plans, endowment funds and mutual funds, including Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., both of which are closed-end investment companies. All of Cohen & Steers' client accounts are invested principally in real estate securities. Its principal officers include Robert H. Steers, Chairman; and Martin Cohen, President. Mr. Cohen and Mr. Steers are responsible for the day-to-day management of the Fund's portfolio. Mr. Cohen and Mr. Steers may be deemed 'controlling persons' of the Adviser on the basis of their ownership of the Adviser's stock.

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT

Pursuant to an investment advisory agreement (the 'Advisory Agreement') the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Adviser also selects brokers and dealers to execute purchase and sale orders for the portfolio transactions of the Fund. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund. The Adviser provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Adviser. Under the Advisory Agreement, the Fund pays the Adviser a monthly management fee in an amount equal to 1/12th of .85% of the average daily net assets of the Fund (approximately .85% on an annual basis). This fee is higher than that incurred by most other investment companies.


In addition to the payments to the Adviser under the Advisory Agreement described above, the Fund pays certain other costs of its operations including
(a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) costs of maintaining the Fund's existence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities, and (j) upon the approval of the Board of Directors, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services. For the fiscal year ended December 31, 1995, the Fund's expenses, including the management fee, equaled 1.12% of the Fund's average net assets (net of administrative fee waived and directed brokerage arrangements, equivalent to 0.04% of average net assets).


The Advisory Agreement provides that the Adviser will reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, distribution expenditures and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every state. The Fund believes that presently the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. Expense reimbursements, if any, are accrued daily and paid monthly.

--------------------------------------------------------------------------------

ADMINISTRATOR AND SUB-ADMINISTRATOR

The Adviser has also entered into an administration agreement with the Fund (the 'Administration Agreement') under which the Adviser performs certain administrative functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of quarterly reports to the Fund's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.

In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Adviser has caused the Fund to retain Chase Manhattan Bank, N.A. ('Chase') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement').

Under the Sub-Administration Agreement, Chase has assumed responsibility for performing certain of the foregoing administrative functions, including determining the Fund's net asset value and preparing such figures for publication, maintaining certain of the Fund's books and records that are not maintained by the Adviser, custodian or transfer agent, preparing financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholders reports, and Commission filings, and responding to shareholder inquiries. Under the terms of the Administration Agreement, the Fund pays Chase a monthly administration fee at the annual rate of .08% on the first $500 million of the Fund's average daily net assets and at lower rates on the Fund's average daily net asssets in excess of that amount. Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108, a wholly-owned subsidiary of Chase, has been retained by Chase to provide to the Fund the administrative services described above. Chase also serves as the Fund's custodian and transfer agent. See 'Custodian and Transfer and Dividend Disbursing Agent,' below. Chase Global Funds Services Company has been similarly retained by Chase to provide transfer agency services to the Fund and is hereafter sometimes referred to as the 'Transfer Agent.'

Under the Administration Agreement, the Adviser remains responsible for monitoring and overseeing the performance by Chase and Chase Global Funds Services Company of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors. For its services under the Administration Agreement, the Adviser receives a monthly fee from the Fund at the annual rate of .02% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Net asset value per share will be determined on each day the New York Stock Exchange is open for trading and on each other day on which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, as of the close of trading on the New York Stock Exchange by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities, incurred or accrued, and dividing by the total number of the Fund's shares then outstanding.

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

Shares of the Fund may be purchased through Cohen & Steers Securities, Inc., the Fund's distributor and an affiliate of the Adviser, acting as agent for the Fund. The minimum initial investment is $10,000 and the minimum subsequent investment is $500. The Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors. The Fund reserves the right to reject any purchase order. Shareholder accounts may be maintained through brokerage firms or other financial institutions. Such institutions, which may impose their own minimum investment amounts, may make arrangements for their customers to purchase and redeem Fund shares by telephone, in which event a transaction fee may be charged by the institution (not by the Fund). The minimum for initial investments through such institutions may be as low as $2,000 per investor.

Orders for shares of the Fund will become effective at the net asset value per share next determined after receipt by Chase Global Funds Services Company, the Transfer Agent, of a check drawn on any bank or domestic savings institution or after receipt by Chase Manhattan Bank, N.A., the Fund's custodian, of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value. All funds will be invested in full and fractional shares.

By investing in the Fund, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See 'Dividends and Distributions.' Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. No certificates are issued for fractional shares. IT IS MORE COMPLICATED TO REDEEM SHARES HELD IN CERTIFICATE FORM.

--------------------------------------------------------------------------------

INITIAL PURCHASE BY WIRE

1. Telephone toll free from any continental state: (800) 437-9912 ((617) 557-8000 for Massachusetts residents). Give the name of the Fund, name(s) in which shares are to be registered, address, social security or tax identification number (where applicable), dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. A wire reference control number will be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($10,000 or more) to the Custodian:

   The Chase Manhattan Bank, N.A.
   One Chase Manhattan Plaza
   New York, NY 10081-1000
   ABA # 021000021
   Account: DDA #910-2-733012
   Attn: Cohen & Steers Realty Shares
   For further credit to: (Account name)
   Account Number:
   Wire Reference Control #:

3. Complete the Subscription Agreement included at the end of this Prospectus. Mail the Subscription Agreement to the Transfer Agent:

   Chase Global Funds Services Company
   73 Tremont St.
   Boston, MA 02108-3913

--------------------------------------------------------------------------------

ADDITIONAL PURCHASES BY WIRE

1. Telephone toll free from any continental state: (800) 437-9912 ((617) 557-8000 for Massachusetts residents). Give the name of the Fund, the account number, the amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. A wire reference control number will be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($500 or more) to the Custodian:

   The Chase Manhattan Bank, N.A.
   One Chase Manhattan Plaza
   New York, NY 10081-1000
   ABA # 021000021
   Account: DDA #910-2-733012
   Attn: Cohen & Steers Realty Shares
   For further credit to: (Account Name)
   Account Number:
   Wire Reference Control #:

--------------------------------------------------------------------------------

INITIAL PURCHASE BY MAIL

1. Complete the Subscription Agreement included at the end of this Prospectus.

2. Mail the Subscription Agreement and a check for $10,000 or more, payable to the Fund, to the Transfer Agent at the address set forth above.

--------------------------------------------------------------------------------

ADDITIONAL PURCHASES BY MAIL

1. Make a check ($500 or more) payable to the Fund. Write the shareholder's Fund account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the Transfer Agent at the address set forth above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. See 'Determination of Net Asset Value.'

--------------------------------------------------------------------------------

REDEMPTION BY TELEPHONE

You may submit redemption requests by telephone by calling Chase Global Funds Services Company at (800) 437-9912 ((617) 557-8000 for Massachusetts residents) and requesting that the proceeds be directed as indicated in the Subscription Agreement. Requests for redemption made by telephone will be accepted if a proper redemption request is received prior to 4:00 p.m., Eastern time. Shares will be redeemed at the net asset value determined as of the closing of trading on the New York Stock Exchange on that day. If a proper request is received after 4:00 p.m. Eastern time, the shares will be redeemed as of the close of trading on the New York Stock Exchange on the next business day. You may not make a redemption request by telephone if the proceeds are to be wired or mailed to a bank account number or address other than the one specified on the Subscription Agreement. Such requests must be in writing accompanied by a signature guarantee. If you would like to change your wiring instructions or the address to which your check should be mailed, your written notification must be signed by all of the account's registered shareholders, accompanied by a signature guarantee and sent to Chase Global Funds Services Company, at the address listed above. The guarantor of a signature must be a trust company or national bank, a member bank of the Federal Reserve System, a member firm of a national securities exchange or any other guarantor approved by Chase Global Funds Services Company. Telephone redemption privileges may be modified or suspended without notice during periods of drastic economic or market changes. TELEPHONE REDEMPTION PRIVILEGES MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE FUND UPON 30 DAYS NOTICE TO SHAREHOLDERS.

--------------------------------------------------------------------------------

REDEMPTION BY MAIL

Shares may be redeemed by submitting a written request for redemption to the Transfer Agent:

   Chase Global Funds Services Company
   73 Tremont St.
   Boston, Massachusetts 02108-3913

A written redemption request must (i) state the number of shares or dollar amount to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to Chase Global Funds Services Company together with a redemption request. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption. The guarantor of a signature must be a trust company or national bank, a member bank of the Federal Reserve System, a member firm of a national securities exchange or any other guarantor approved by Chase Global Funds Services Company. Chase Global Funds Services Company may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until Chase Global Funds Services Company receives all required documents in proper form.

--------------------------------------------------------------------------------

OTHER REDEMPTION INFORMATION

Checks for redemption proceeds will normally be mailed within five business days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been collected, which may take up to 21 days or more. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record. The Custodian may benefit from the use of redemption proceeds until the check issued to a redeeming shareholder for such proceeds has cleared.

The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission (the 'SEC') has by order permitted such suspension or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable.

The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

The Fund reserves the right to redeem upon not less than 30 days' written notice the shares in an account that has a value of $2,000 or less as the result of voluntary redemption. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends from the Fund's investment income will be declared and distributed quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually although the Board of Directors may in the future determine to retain realized capital gains and not distribute them to shareholders. For information concerning the tax treatment of the Fund's distribution policies for the Fund and its shareholders, see 'Taxation.'

Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------

The following discussion is intended for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions under applicable state or local law.

--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

The Fund intends to continue to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any U.S. federal income or excise tax.

Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Because a portion of the Fund's income may consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Fund will notify shareholders of the tax status of dividends and distributions.

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

STATE AND LOCAL TAXES

Fund distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Fund.

--------------------------------------------------------------------------------
ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK
--------------------------------------------------------------------------------

The Fund was incorporated on April 26, 1991 as a Maryland corporation and is authorized to issue 50,000,000 shares of common stock, $.001 par value (the 'Common Stock'). The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Fund's Common Stock. Each of the Fund's shares has equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares of the Fund when duly issued will be fully paid and nonassessible. The rights of the holders of shares of Common Stock may not be modified except by the vote of a majority of the shares outstanding. The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

The Fund is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT
--------------------------------------------------------------------------------

Chase, which has its principal business address at One Chase Manhattan Plaza, New York, NY 10081-1000, has been retained to act as Custodian of the Fund's investments and to serve as the Fund's transfer and dividend disbursing agent. Chase has retained its wholly-owned subsidiary, Chase Global Funds Services Company, to provide transfer and dividend disbursing agency services to the Fund. Neither Chase nor Chase Global Funds Services Company has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

--------------------------------------------------------------------------------
REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund may advertise its 'average annual total return' over various periods of time. This total return figure shows the average percentage change in value of an investment in the

Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering 'average' total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund also may use 'aggregate' total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information further describes the methods used to determine the Fund's performance.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Any shareholder inquiries may be directed to the Fund at the address or telephone number listed on the back cover of this Prospectus. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

COHEN & STEERS REALTY SHARES, INC.


1  REGISTRATION OF SHARES (CHECK ONE BOX)

[ ]   CORPORATION, PARTNERSHIP OR OTHER ENTITY



      -----------------------------------------------------------------    ------------------------------------
      Name of Entity                                                       Taxpayer I.D. Number
        [ ] Corporation  [ ] Partnership  [ ] Foundation    [ ] Endowment
        [ ] Non-Profit   [ ] Bank         [ ] Insurance Co.                [ ] Other (         )
                                                                                      ---------
      ---------------------------------------------------------------------------------------------------------
[ ]   TRUST

      -----------------------------------------------------------------
      Trustee's Name

      -----------------------------------------------------------------    ------------------------------------
      Name of Trust Agreement                                              Date of Trust Agreement

      -----------------------------------------------------------------    ------------------------------------
      Beneficiary's Name                                                   Taxpayer I.D. Number

      ---------------------------------------------------------------------------------------------------------

[ ]   INDIVIDUAL OR JOINT REGISTRATION

      -----------------------------------------------------------------    ------------------------------------
      Owner's Name  (First, Initial, Last)                                 Social Security Number

      Citizen of U.S.?     [ ] Yes  [ ] No                                 18 or older?       [ ] Yes    [ ] No
                                          -----------------------------
                                          Country
      ------------------------------------------------------------------   ------------------------------------
      Joint Owner's Name  (First, Initial, Last)                           Social Security Number


     Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.
     ----------------------------------------------------------------------------------------------------------


[ ]  GIFT OR TRANSFER TO MINOR

     -----------------------------------------                Under the                         (specify state)
     Custodian's Name  (First, Initial, Last)                           ------------------------
                                                              Uniform Gifts/Transfer to Minor's Act

     ----------------------------------------                 --------------------------------------------------
     Minor's Name  (First, Initial, Last)                     Minor's Social Security Number


2    MAILING ADDRESS OF REGISTERED OWNER(S)

                                                              (     )
     ----------------------------------------                 --------------------------------------------------
     Street or P.O. Box Number                                Telephone Number

                                                              (     )
     ----------------------------------------                 --------------------------------------------------
     City and State                  Zip Code                 FAX Number

3    INVESTMENT INFORMATION

     Amount being invested $           ($10,000 minimum) Do not send cash. Investment will be paid for by
                            ----------
     (please check one):

     [ ] Check or draft made payable to 'Cohen & Steers Realty   [ ] Wire  through  Federal  Reserve  System.*
         Shares, Inc.'
                                                                           ------------------------------------
                                                                           Wire Reference Control Number

    *  Call (800) 437-9912  to notify the  Fund of any investments  by wire you  wish to make  and to obtain the
    Fund's wire instructions and Wire Reference Control Number for making such investments.


4     TELEPHONE REDEMPTION

      Shares may be redeemed by calling (800) 437-9912 (See description in prospectus).
      If no box is checked, the telephone redemption option will be declined.

      [ ] Investor DECLINES the telephone redemption
      [ ] Investor ELECTS the telephone redemption

      Please specify below the bank to which redemption proceeds are to be wired, and enclose a voided check from the bank you wish to use:

      -----------------------------------------------------           -----------------------------------------
      Bank Name                                                       Bank Account Number

      -----------------------------------------------------           -----------------------------------------
      Name in Which Account is Registered                             ABA Routing Number

                                                                      (     )
      -----------------------------------------------------           -----------------------------------------
      Bank Address                                                    Bank Telephone Number

5     INCOME AND CAPITAL GAINS PAYMENT ELECTION

      Check the applicable boxes (if none is checked, all distributions will be reinvested):

      Dividends are to be:              Capital Gains are to be:
      [ ] Reinvested                    [ ] Reinvested
      [ ] Paid in Cash by Check         [ ] Paid in Cash by Check
      [ ] Paid in Cash by Wire          [ ] Paid in Cash by Wire

      If you wish to have your distributions paid IN CASH BY WIRE, please specify the wire instructions below, and enclose a voided check from the bank you wish to use:

      -----------------------------------------------------           -----------------------------------------
      Bank Name                                                       Bank Account Number

      -----------------------------------------------------           -----------------------------------------
      Name in Which Account is Registered                             ABA Routing Number

                                                                      (    )
      -----------------------------------------------------           -----------------------------------------
      Bank Address                                                    Bank Telephone Number


6     CERTIFICATION AND SIGNATURE(S)

      By signing this form, the Investor represents and warrants that: (a) the Investor has the full right,  power and  authority to invest in the Fund; and (b) the Investor has received a current prospectus of the Fund and agrees to be bound by its terms.

      Under penalties of perjury, the Investor certifies that (1) the number shown on this form is the  Investor's correct  social security or  taxpayer ID number  and (2) the  Investor is not  subject to backup withholding because (i) the Investor has not  been notified by the Internal Revenue  Service (IRS) that the Investor  is subject  to backup withholding as a result of a failure  to report all interest or dividends or (ii) the IRS has notified the Investor that the Investor is no longer subject to backup withholding (strike out Item  (2)
      if the Investor is currently subject to such backup withholding).

         [  ] If this box  is checked, under penalties of  perjury, the Investor also  certifies by  signing  this form that the Investor is  exempt from backup  withholding. Retirement plans,  corporations,  common trust  funds, charitable  organizations and financial institutions generally  are exempt from backup withholding. (See IRS Form W-9, which is available from the Fund, for more information).

      Non-U.S. Investors who do not  furnish a social security  or taxpayer ID number  must complete IRS Form  W-8
      (which is available from the Fund) and attach it to this registration form.

      Persons   signing  as  representatives  or  fiduciaries  of  corporations,  partnerships,  trusts  or  other organizations are required  to furnish corporate  resolutions or similar  documents providing evidence  that they  are  authorized  to effect  securities  transactions on  behalf  of the  Investor  (alternatively, the secretary or designated officer of the organization may certify the authority of the persons signing on  the space  provided below). In addition, signatures of  representatives or fiduciaries of corporations and other entities must be accompanied by a signature guarantee by  a commercial bank that is a member of the  Federal
      Deposit Insurance Corporation, a trust company or a member of a national securities exchange.

      x
      ----------------------------------------         ---------      --------------------------------------------
      Signature (Owner, Trustee, Etc.)                 Date           Print Name Above

      x
      ----------------------------------------         ---------      --------------------------------------------
      Signature (Joint Owner, Co-Trustee)              Date           Print Name Above

      x
      ----------------------------------------         ---------      --------------------------------------------
      Signature (Joint Owner, Co-Trustee)              Date           Print Name Above


01 MAIL TO: CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MA 02208

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

____________________________________         ___________________________________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             --------------------
                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

Fee Table.....................................................................................................    2
Financial Highlights..........................................................................................    3
Investment Objective and Policies.............................................................................    4
Investment Restrictions.......................................................................................    6
Management of the Fund........................................................................................    7
Determination of Net Asset Value..............................................................................   10
Purchase of Shares............................................................................................   10
Redemption of Shares..........................................................................................   12
Dividends and Distributions...................................................................................   13
Taxation......................................................................................................   14
Organization and Description of Capital Stock.................................................................   15
Custodian and Transfer and Dividend Disbursing Agent..........................................................   15
Reports to Shareholders.......................................................................................   15
Performance Information.......................................................................................   15
Additional Information........................................................................................   16

                                     [Logo]

                               ------------------
                                   PROSPECTUS
                               ------------------


                               INVESTMENT ADVISER
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                           TELEPHONE: (212) 832-3232
                                 TRANSFER AGENT
                      CHASE GLOBAL FUNDS SERVICES COMPANY
                                 73 TREMONT ST.
                        BOSTON, MASSACHUSETTS 02108-3913
                           TELEPHONE: (800) 437-9912
                                 MARCH 12, 1996


____________________________________         ___________________________________

                                     [Logo]


                                757 Third Avenue
                            New York, New York 10017
                                 (212) 832-3232
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 12, 1996


 Cohen & Steers Realty Shares, Inc. (the 'Fund') is a non-diversified, open-end management investment company that seeks total return through investment in real estate securities. The Fund pursues its investment objective of total return by seeking, with approximately equal emphasis, capital appreciation and current income. Cohen & Steers Capital Management, Inc. serves as investment adviser
                (the 'Adviser' or 'Cohen & Steers') to the Fund.


 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED
  FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS
     DATED MARCH 12, 1996 (THE 'PROSPECTUS'). THIS STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL AND MORE DETAILED INFORMATION THAN THAT SET
 FORTH IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, ADDITIONAL COPIES OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY WRITING OR CALLING
           THE FUND AT THE ADDRESS AND TELEPHONE NUMBER GIVEN ABOVE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                              PAGE
                                                                                              ----

Investment Objective and Policies...........................................................    1

Investment Restrictions.....................................................................    2

Management of the Fund......................................................................    3

Determination of Net Asset Value............................................................    7

Redemption of Shares........................................................................    8

Portfolio Transactions and Brokerage........................................................    8

Taxation....................................................................................    9

Organization and Description of Capital Stock...............................................   14

Distributor.................................................................................   15

Custodian and Transfer and Dividend Disbursing Agent........................................   15

Performance Information.....................................................................   15

Counsel and Independent Accountants.........................................................   17

Financial Statements........................................................................   17

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The following discussion of the Fund's investment objective and policies supplements, and should be read in conjunction with, the information regarding the Fund's investment objective and policies set forth in the Prospectus. Except as otherwise provided below, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment policies without written notice to shareholders.

--------------------------------------------------------------------------------

ILLIQUID SECURITIES

The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 'Securities Act') and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Securities and Exchange Commission (the 'SEC') has recently adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a 'safe harbor' from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

The Adviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund is subject to certain investment restrictions, in addition to those listed in the Prospectus, which are deemed fundamental policies of the Fund. Such fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares which means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

2. Participate on a joint or joint and several basis in any securities trading account;

3. Invest in companies for the purpose of exercising control;

4. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ('short sales against the box'), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general; or

6. (a) purchase or sell commodities or commodity contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 10% of the value of the Fund's total assets; or (d) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

The Fund has made the following undertakings with state securities commissions:
(1) it will invest no more than 5% of its total assets in securities of companies (including predecessors) that have been in continuous operation for less than 3 years (except that such limitation shall not apply to securities of real estate investment trusts); (2) it will not make direct investments in oil, gas or other mineral leases; (3) it will not purchase or sell real property (including limited partnership interests except that the Fund may purchase publicly traded limited partnerships or master limited partnerships); (4) it will not engage in options and futures trading; (5) it will not purchase securities of any issuer if the officers, directors and the Adviser of the Fund owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer; (6) it will not invest more than five percent of its net assets in illiquid securities as defined in the Fund's prospectus, provided, however, that if the Adviser determines that it is in the best interest of the Fund to exceed the five percent limit, the Fund will notify the Wisconsin Office of the Commissioner of Securities and 'sticker' the Fund's prospectus in advance of the effective date of such change disclosing that such activity is speculative and involves relatively greater risk and cost to the shareholders; and (7) it will invest only in REITs that are traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ national market system.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each such director and officer is also a director or officer of Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., both of which are closed-end investment companies sponsored by the Adviser.

        NAME AND ADDRESS                 OFFICE             PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------  -------------------  --------------------------------------------------------

*Robert H. Steers ...............  Director, Chairman   Chairman of Cohen & Steers Capital Management, Inc., the
   757 Third Avenue                                        Fund's  investment adviser, since  1986. Chairman and
   New York, New York                                      President of Cohen  & Steers  Securities, Inc.  since
                                                           1991.

*Martin Cohen ...................  Director, President  President  of Cohen  & Steers  Capital Management, Inc.,
   757 Third Avenue                                     the Fund's investment adviser,  since 1986. Senior  Vice
   New York, New York                                      President  of Cohen  & Steers  Securities, Inc. since
                                                           1991.

Gregory C. Clark ................  Director             Principal of Wellspring Management Group since 1990.
   P.O. Box 5697
   Snowmass Village,
   Colorado

George Grossman .................  Director             Attorney at law.
   17 Elm Place
   Rye, New York

        NAME AND ADDRESS                 OFFICE             PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------  -------------------  --------------------------------------------------------
Jeffrey H. Lynford ..............  Director             Chairman of  Wellsford  Group  Inc. since  1986  and  of
   610 Fifth Avenue                                        Wellsford  Residential Property Trust since 1992. Mr.
   New York, New York                                      Lynford is also a Trustee  of the National Trust  for
                                                           Historic Preservation.

Elizabeth O. Reagan .............  Vice President       Senior   Vice  President  of   Cohen  &  Steers  Capital
   757 Third Avenue                                        Management,  Inc.,  the  Fund's  investment  adviser,
   New York, New York                                      since  1996 and prior to that Vice President of Cohen
                                                           & Steers  Capital Management,  Inc. since  1990.  Ms.
                                                           Reagan has also been Vice President of Cohen & Steers
                                                           Securities, Inc. since 1991.


------------

* Directors who are 'interested persons' of the Fund, as defined in the Investment Company Act of 1940.

The Directors of the Fund who are employees of the Adviser or officers or employees of any of its affiliates receive no remuneration from the Fund. Each of the other Directors is paid an annual retainer of $5,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings.

--------------------------------------------------------------------------------
COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS


The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 1995. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. In the Column headed 'Total Compensation From Registrant and Fund Complex Paid to Directors,' the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.



                                              COMPENSATION TABLE
                                      FISCAL YEAR ENDED DECEMBER 31, 1995
                                                                     PENSION OR                      TOTAL
                                                                     RETIREMENT     ESTIMATED    COMPENSATION
                                                      AGGREGATE       BENEFITS       ANNUAL     FROM REGISTRANT
                                                     COMPENSATION    ACCRUED AS     BENEFITS       AND FUND
                                                         FROM       PART OF FUND      UPON      COMPLEX PAID TO
             NAME OF PERSON, POSITION                 REGISTRANT      EXPENSES     RETIREMENT      DIRECTORS
---------------------------------------------------  ------------   -------------  -----------  ---------------
Gregory C. Clark*, Director........................     $7,500           N/A           N/A          $22,500(3)
Martin Cohen**, Director and President.............          0           N/A           N/A                0
George Grossman*, Director.........................      7,500           N/A           N/A           22,500(3)
Arlen Kantarian*`D', Director......................      6,500           N/A           N/A           19,500(3)
Jeffrey H. Lynford*, Director......................      7,500           N/A           N/A           22,500(3)
Robert H. Steers**, Director and Chairman..........          0           N/A           N/A                0


------------

 * Member of the Audit Committee.

** 'Interested person,' as defined in the Investment Company Act of 1940, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.


 `D' Resigned from the Board of Directors on December 6, 1995.

--------------------------------------------------------------------------------

ADVISER AND INVESTMENT ADVISORY AGREEMENT

Cohen & Steers, a registered investment adviser, was formed in 1986 and specializes in the management of real estate securities portfolios. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., both of which are closed-end investment companies. Mr. Cohen and Mr. Steers may be deemed 'controlling persons' of the Adviser on the basis of their ownership of the Adviser's stock.

Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

Pursuant to an investment advisory agreement (the 'Advisory Agreement'), the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.


Under the Advisory Agreement, the Fund will pay the Adviser a monthly management fee in an amount equal to 1/12th of .85% of the average daily value of the net assets of the Fund (approximately .85% on an annual basis). During the years ended December 31, 1995, 1994 and 1993, the Adviser received a management fee from the Fund in the amount of $4,956,723 $2,752,145 and $868,251, respectively (net of a waiver of the management fee in the amount of $0, $0 and $133,865, respectively). In addition, under the Advisory Agreement, the Adviser will pay the Fund the amount, if any, by which the Fund's operating expenses for the preceding quarter (exclusive of interest, taxes, brokerage, distribution expenditures and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any given year exceed the most restrictive applicable state expense limitation prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every state. The Fund believes that presently the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. Expense reimbursements, if any, are accrued daily and paid monthly. No such reimbursements were accrued or paid with respect to the fiscal year ended December 31, 1995.


The Adviser also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the administrator, the transfer agent and the custodian, which the Adviser is not required to furnish under the Advisory Agreement. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Adviser or its affiliates. The cost to the Fund of these services must be agreed to by the Fund and is intended to be no higher than the actual cost to the Adviser or its affiliates of providing the services. The Fund does not pay for services performed by officers of the Adviser or its affiliates. The Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund.

The Advisory Agreement was approved on June 5, 1991 by the Fund's Directors, including a majority of the Directors who are not interested persons as defined in the Investment Company Act of 1940, as amended (the '1940 Act') of the Fund or the Adviser and by the sole initial shareholder of the Fund on June 14, 1991. The Advisory Agreement was approved by the shareholders of the Fund at their first annual meeting held on April 28, 1992.


The Advisory Agreement continues in effect from year to year, provided that its continuance is specifically approved annually by the Directors or by a vote of the shareholders, and in either case by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was most recently so approved by the Directors at their meeting held on December 6, 1995.


The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting securities or by a vote of a majority of its Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

--------------------------------------------------------------------------------


ADMINISTRATOR AND SUB-ADMINISTRATOR



The Adviser has also entered into an administration agreement with the Fund (the 'Administration Agreement') under which the Adviser performs certain administrative functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of quarterly reports to the Fund's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.



In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Adviser has caused the Fund to retain Chase Manhattan Bank, N.A. ('Chase') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, Chase has assumed responsibility for performing certain of the foregoing administrative functions, including determining the Fund's net asset value and preparing such figures for publication, maintaining certain of the Fund's books and records that are not maintained by the Adviser, custodian or transfer agent, preparing financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholders reports, and Commission filings, and responding to shareholder inquiries. Under the terms of the Administration Agreement, the Fund pays Chase a monthly administration fee at the annual rate of .08% on the first $500 million of the Fund's average daily net assets and at lower rates on the Fund's average daily net asssets in excess of that amount. Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108, a wholly-owned subsidiary of Chase, has been retained by Chase to provide to the Fund the administrative services described above. Chase also serves as the Fund's custodian and transfer agent. See 'Custodian and Transfer and Dividend Disbursing Agent,' below. Chase Global Funds Services Company has been similarly retained by Chase to provide transfer agency services to the Fund and is hereafter sometimes referred to as the 'Transfer Agent.'



Under the Administration Agreement, the Adviser remains responsible for monitoring and overseeing the performance by Chase and Chase Global Funds Services Company of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors. For its services under the Administration Agreement, the Adviser receives a monthly fee from the Fund at the annual rate of .02% of the Fund's average daily net assets.



For the years ending December 31, 1994 and 1993 the Fund's prior Administrator received an administration fee from the Fund in the amount of $326,609 (net of reimbursement of $162,177) and $114,287 (net of reimbursement of $66,509), respectively. For the year ended December 31, 1995, the Adviser received an Administration fee from the fund in the amount of $61,772 and Chase received a sub-administration fee from the Fund in the amount of $688,290 (net of waivers of $117,113).


The Administration Agreement is terminable by either party on sixty days' written notice to the other. The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or of reckless disregard of its obligations thereunder, U.S. Trust shall not be liable for any action or failure to act in accordance with its duties thereunder.

--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Net asset value per share is determined by the Fund on each day the New York Stock Exchange is open for trading, and on any other day during which there is a sufficient degree of trading in the investments of the Fund to affect materially the Fund's net asset value. The New York Stock Exchange is closed on Saturdays, Sundays, and on New Years' Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day and Christmas Day (collectively, the 'Holidays'). When any Holiday falls on a Saturday, the Exchange is closed the preceding Friday, and when any holiday falls on a Sunday, the

Exchange is closed the following Monday. No redemptions will be made on Martin Luther King Day (the third Monday in January), Columbus Day (the second Monday in October) and Veteran's Day, nor on any of the Holidays.

For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described in the Prospectus under 'Determination of Net Asset Value'), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund will only effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Adviser, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Adviser's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Adviser may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.


For the years ended December 31, 1995, 1994 and 1993, the Fund paid a total of $3,021,179, $3,049,221 and $637,716 in brokerage commissions with respect to portfolio transactions aggregating $553,557,388, $490,721,086 and $188,733,911, respectively. Of such amount, $572,896, $622,809 and $241,115 in brokerage commissions with respect to portfolio transactions aggregating $104,969,223, $100,230,685 and $71,341,418, respectively, was placed with brokers or dealers who provide research and investment information. The Fund's annualized portfolio turnover rate for the fiscal year ended December 31, 1995 was 22.7%.


--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------

TAXATION OF THE FUND

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code').

To qualify as a regulated investment company, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities, (ii) options, futures, and forward contracts (other than those on foreign currencies), and
(iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

--------------------------------------------------------------------------------

DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because a portion of the Fund's income may consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

--------------------------------------------------------------------------------

CURRENCY FLUCTUATIONS -- 'SECTION 988' GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as 'section 988' gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary lncome.

--------------------------------------------------------------------------------

SALE OF SHARES

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

--------------------------------------------------------------------------------

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in real estate investment trusts ('REITs') that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Adviser does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

--------------------------------------------------------------------------------

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any 'excess distribution' with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund may be eligible to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. If this election were made, the special rules described above with respect to excess distributions and dispositions would still apply.

--------------------------------------------------------------------------------

FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

--------------------------------------------------------------------------------

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

--------------------------------------------------------------------------------

FOREIGN SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'Taxation -- Investments in Real Estate Investment Trusts,' above)), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax at a rate of 31% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'Taxation -- Backup Withholding,' above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign shareholder held more than 5% of the shares of the Fund, in which event the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the

Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

--------------------------------------------------------------------------------

OTHER TAXATION

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

--------------------------------------------------------------------------------
ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK
--------------------------------------------------------------------------------

The Fund was incorporated on April 26, 1991 as a Maryland corporation and is authorized to issue 50,000,000 shares of Common Stock, $.001 par value. The Fund's shares have no preemptive, conversion. exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. All shares of the Fund, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

The Board of Directors is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class would he governed by the 1940 Act and Maryland law.


At March 4, 1996, there were 25,169,952 shares of the Fund's common stock outstanding. At such date the Directors and officers as a group beneficially owned, directly or indirectly, including the power to vote or to dispose of, less than 1% of the outstanding shares of the Fund. Also as of that date, the following persons owned of record 5% or more of the Fund's Shares:.



CHARLES SCHWAB & CO. INC.
101 Montgomery Street
San Francisco, CA 94104
Percentage of Total:                                                      61.59%



NATIONAL FINANCIAL SERVICES CORP.
P.O. Box 3908
Church Street Station
New York, NY 10003
Percentage of Total:                                                       8.97%

LELAND STANFORD JUNIOR UNIVERSITY
2770 Sand Hill Road
Menlo Park, CA 94025
Percentage of Total:                                                       5.26%


--------------------------------------------------------------------------------
DISTRIBUTOR
--------------------------------------------------------------------------------

Cohen & Steers Securities, Inc., an affiliate of the Adviser, serves without charge as the Distributor of shares of the Fund. Cohen & Steers Securities, Inc. is not obligated to sell any specific amount of shares and will sell shares, as agent for the Fund, on a continuous basis only against orders to purchase shares.

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT
--------------------------------------------------------------------------------


Chase, which has its principal business at 770 Broadway, New York, New York 10003 has been retained to act as Custodian of the Fund's investments and as the Fund's transfer and dividend disbursing agent. Chase Global Funds Services Co., a wholly-owned subsidiary of Chase, has been retained by Chase to provide the Fund's transfer and dividend disbursing agency services and serves as the Fund's Transfer and Dividend Disbursing Agent. Chase Global Funds Services Co. has its principal business at 73 Tremont Street, Boston, Massachusetts 02108-3913. Neither Chase nor Chase Global Funds Services Co. determines the investment policies of the Fund or decides which securities the Fund will buy or sell.


--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund may quote the Fund's total return in advertisements or in reports and other communications to shareholders. The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)`PP'n = ERV

Where: P        =      a hypothetical initial payment of $1,000
       T        =      average annual total return
       n        =      number of years
       ERV      =      Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


The Fund's average annual total return for the year ended December 31, 1995 and for the period from July 2, 1991 (commencement of operations) to December 31, 1995 was 11.13% and 14.68%, respectively.


--------------------------------------------------------------------------------

AGGREGATE TOTAL RETURNS
The Fund's aggregate total return figures described in the Prospectus represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula.

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 ------
                                                    P

Where: P        =      a hypothetical initial payment of $1,000.
       ERV      =      Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-
                       or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------


YIELD



Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:



             a - b
             ----
        2[(   cd   + 1)`PP'6 - 1]



Where: a        =      dividends and interest earned during the period,
       b        =      expenses accrued for the period (net of reimbursements),
       c        =      the average daily number of shares outstanding during the period that were entitled to receive dividends, and
       d        =      the maximum offering price per share on the last day of the period.

In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other mutual funds listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

--------------------------------------------------------------------------------
COUNSEL AND INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Dechert Price & Rhoads, 477 Madison Avenue, New York, New York 10022. Dechert Price & Rhoads has relied on the opinion of Venable, Baetjer and Howard, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

Coopers & Lybrand L.L.P., 1301 Ave of the Americas, New York, New York 10019 have been appointed as independent accountants for the Fund.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The Fund's audited financial statements for the year ended December 31, 1995, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Fund's Annual Report dated as of December 31, 1995.

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

February 6, 1996

To Our Shareholders:

     We are pleased to submit to you the annual report for Cohen & Steers Realty Shares, Inc. for the year ended December 31, 1995. The net asset value per share at that date was $34.62. In addition, a distribution of $0.57 per share
(including a regular $0.43 per share distribution plus a $0.14 extra distribution representing additional income earned during the year) was declared for shareholders of record December 26, 1995 and paid on December 27, 1995.

1995 REVIEW

     The year just ended can best be characterized as one in which balance returned to nearly every aspect of the real estate and real estate securities markets. The total investment return of REITs in 1995 was both satisfactory and above their long-term record; for the past ten years REITs have produced average annual total returns of 10.3%. The Fund's total return for 1995 based on income and change in net asset value was 11.1%. In addition, returns from direct real estate were the highest in seven years.

     Many investors, however, have expressed disappointment over recent REIT performance because it lagged, by a considerable margin, the unusually high returns registered by the stock (+37.6%) and long-term bond (+34.2%) markets. While many observers have gone to great lengths to try to explain the performance of REITs relative to other financial market assets, we believe that REIT returns were very much in line with what should be rationally expected. Importantly, in our opinion, 1995 performance substantiated the low correlation between REIT returns and interest rates and it further demonstrated the low volatility that is characteristic of REITs. The low 'beta' of REITs in general, and our portfolio in particular, would imply relative returns that are in line with those achieved in 1995.

     The performance of REITs in 1995 reflects the balanced supply/demand situation which exists in today's real estate markets between both landlords and tenants and buyers and sellers of property. Vacancy rates for most major property types have declined and market rents have risen as the economy has grown and new development has been held in check. This improvement in real estate conditions has resulted in the return of liquidity to the real estate markets, an increase in transactions and, therefore, a reversion of investment returns to a more normal level. Naturally, investment returns were not uniform among the various property sectors as shown in the table below.

----------------------------------------------------------------------------------------------------------------
                                1995 TOTAL INVESTMENT RETURNS OF MAJOR SECTORS*
----------------------------------------------------------------------------------------------------------------
All Equity REITs..............................  15.3%  Office REITs..................................  38.8%
Apartment REITs...............................  12.3   Self Storage REITs............................  34.9
Health Care REITs.............................  24.9   Shopping Center REITs.........................   5.1
Hotel REITs...................................  30.8   S&P 500 Index.................................  37.6
Industrial REITs..............................  15.9   Long-term Treasury............................  34.2
----------------------------------------------------------------------------------------------------------------

*Source:   National  Association   of  Real   Estate  Investment   Trusts,  Inc.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     Our underperformance of the NAREIT Equity REIT Index in 1995 was a direct result of our heavier than average weighting in owners of shopping centers. At the beginning of the year we had expected the economy to experience moderate growth which would translate into a good year for owners of retail properties. Although the companies in our portfolio actually did experience healthy cash flow growth, uncertainties surrounding the retail environment, particularly towards year end, caused the share price performance of shopping center owners to lag that of most other property types. We were also somewhat overweighted in the apartment sector. Again, our companies experienced strong cash flow growth but fears of increasing development activity suppressed the share prices of many apartment-owning REITs.

     The better performing sectors during 1995 tended to be either somewhat less mainstream areas or ones which have a limited number of companies available in the public market but are enjoying extremely strong fundamentals. These include owners of office, hotel and self-storage facilities. Of the $1.0 billion in initial public offerings of REITs underwritten during 1995, over 80% were in the storage and hotel sectors. Most of the balance of the $5.7 billion of common equity raised by REITs during 1995 was in the form of secondary stock offerings, essentially by the better-positioned companies that used the proceeds primarily to retire debt or finance property acquisitions. Here too, on the underwriting side, balance was restored to the REIT market as equity offerings were completed by high-quality companies and in amounts that satisfied but did not overwhelm demand.

     In summary, 1995 represented a year of great balance with regard to real estate fundamentals, the supply and demand for properties, and the supply and demand for REIT shares. This, in turn, led to investment returns which were in line with historic trends.

1996 OUTLOOK

     While we have maintained that interest rates alone do not exert the most influence on REIT share prices, we believe that as we start 1996, the single most important element in both the real estate and REIT picture is the prevailing level of interest rates. With long-term treasury bond rates at around the 6% level and credit readily available, we believe the real estate industry is faced with a financing opportunity not seen in decades. Whereas the last time interest rates were at this level (more than two years ago) REITs began a period of below-average performance, the financial market and valuation conditions were considerably different than they are today, as shown in the following table.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

------------------------------------------------------------------------------------------------------------------
                                                                                     OCTOBER 1993    DECEMBER 1995
------------------------------------------------------------------------------------------------------------------
30-year Treasury Yield.............................................................       5.96%           5.96%
10-year Treasury Yield.............................................................       5.43%           5.58%
S&P 500 Dividend Yield.............................................................       2.68%           2.24%
Equity REIT Dividend Yield.........................................................       6.16%           7.37%
      divided by 30-year Treasury Yield............................................       1.04            1.24
      divided by 10-year Treasury Yield............................................       1.13            1.32
      divided by S&P 500 Yield.....................................................       2.30            3.29
S&P 500 P/E Ratio..................................................................      24.20           17.51
Equity REIT Market Capitalization..................................................  $27.6 billion   $46.7 billion
Assets in Real Estate Mutual Funds.................................................   $1.0 billion    $2.2 billion
------------------------------------------------------------------------------------------------------------------

     The last time long-term interest rates were at today's level equity REITs had completed almost three years of exceptional returns and were trading at valuation levels, based on dividend yields, which were unsustainably high on an absolute basis, albeit still attractive relative to the stock and bond markets. In contrast, at the end of 1995 equity REIT yields were considerably higher on an absolute basis; relative to stocks and bonds REITs were trading at an historically low valuation level. In our opinion, one important difference is that although interest rates were quite low in 1993, there was not a great amount of mortgage debt available to the real estate industry. In addition, because many REITs were newly formed, the credit markets were not yet fully open to these companies. Currently, because of the return to health of the real estate industry, mortgage lenders are once again actively making loans and the commercial mortgage-backed securities market is enjoying significant growth. Further, the maturation of the REIT industry over the past several years has opened the credit markets to many companies for a wide spectrum of corporate debt instruments. In 1995, REITs raised approximately $2.6 billion in such capital, nearly double what was raised in 1994.

     With income returns (or 'capitalization rates') on property purchases higher today than they were in 1993 and debt financing now more readily available, we believe that the current environment for acquisitions is the most advantageous in a generation. We believe that a continuation of the present low interest rate environment is likely to precipitate a great deal of acquisition activity and eventually cause property values to rise. Low interest rates are of particular benefit to the REIT industry today which, unlike in 1993, is much larger, more mature, dominated by strong and proven companies and better accepted by investors at large. While the cost of equity financing may vary based on the way it is computed, we believe that there is no calculation which can show that cost to be less expensive than the cost of debt capital. It is therefore our belief that those companies which either fail to take advantage of today's borrowing opportunity or choose to sell equity in anything but a judicious manner will find that their stock prices suffer as a result.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     In summary, in our opinion there are three important underpinnings that the low current interest rate environment provides to the REIT industry. Mortgage interest rates, which are influenced by long-term bond yields, and are well below the income returns available in the property markets, provide an exceptional financing opportunity for acquisitions and therefore a strong foundation for property values. Second, those companies that properly take advantage of current financing opportunities may be expected to enjoy an increase in their growth rates and share prices. And third, because REIT dividend yields are currently significantly higher than other financial market yields this should attract investors and provide strong support for REIT share prices.

     Our investment strategy for 1996 will focus on our ability to invest in those sectors that we believe show the strongest fundamentals along with those companies whose valuations have declined to what we consider to be unwarranted levels. We anticipate a continuation of moderate economic growth due to what appears to be a bias towards monetary stimulus by the Federal Reserve and a lack of excesses in the economy. As a result, we believe that our holdings in the shopping center sector are likely to achieve healthy profit growth. In addition, consolidation of the retail industry may well provide the stronger companies with uncommon re-leasing, upgrading and acquisition opportunities. Further, with Wall Street almost unanimously negative on the shopping center sector, we believe that nearly all the bad news has been adequately factored into share prices. Similarly, apartments are likely to be our next highest weighting due to the continuing improvement that we expect to see in rental rates. Although there is some apartment construction taking place, it is at a rate which we believe cannot meet the underlying demand for rental housing. We are increasingly attracted to the office sector, which has been the last major property type to stage a recovery and where high-quality acquisition opportunities may still be plentiful. We also expect both occupancy and rent growth to accelerate in the next five years in the office sector.

     While a return to normal and stable conditions in the real estate industry is welcomed by most, it has resulted in a market environment which is more competitive and efficient. We nonetheless remain confident in our investment strategy and security selection criteria. Ultimately, we expect this to result in superior investment results.

Sincerely,

MARTIN COHEN                                               ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

Performance Review
     The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength and growth potential.

     The Fund's investment performance in 1995 was exceeded by that of its benchmarks and the stock market in general. Real estate securities (and the Fund) underperformed the stock market in general in 1995, in the adviser's view, due to the slower than expected growth of the economy, particularly the retail sector, and consequently, shopping center REITs. In comparison to real estate securities benchmarks, the Fund's underperformance is attributable to its heavier than average weighting in the underperforming shopping center REITs. The Fund has also emphasized companies specialized in the ownership of apartments which experienced strong cash flow growth but whose share prices were suppressed due to fears of increasing development activity.

     Notwithstanding the performance of the Fund in 1995, its cumulative return since its inception in 1991 has comfortably exceeded that of its benchmarks and has been competitive with that of the stock market in general.


                                        AVERAGE ANNUAL TOTAL RETURNS
                                      FOR PERIODS ENDED DEC. 31, 1995

                                      1 YEAR      SINCE INCEPTION 7/2/91
                                     --------     ----------------------
Fund                                  11.13%              14.68%
NAREIT All                            15.27%              12.76%
Wilshire                              13.65%               8.03%
S&P 500                               37.57%              15.13%


                                         7/2/91          12/31/91                            12/31/92
Cohen & Steers Reality Share, Inc.      10000.0  10112.0  10792.0  10962.0  11226.0  12111.0  12959.0  15615.0  15014.0  16523.0
Nareit All Reit Index                   10000.0  10396.0  10823.0  10930.0  11170.0  11723.0  12142.0  14462.0  14056.0  15304.0
Wilshire Real Estate Securities Index   10000.0  9725.00  9906.00  10121.0  9692.00  9988.00  10680.0  12779.0  12176.0  13258.0
S&P 500                                 10000.0  10535.0  11418.0  11129.0  11340.0  11698.0  12287.0  12824.0  12887.0  13219.0


                                       12/31/93                            12/31/94                            12/31/95

Cohen & Steers Reality Share, Inc.      15389.0  16314.0  16517.0  16219.0  16669.0  16268.0  16996.0  17910.0  18523.0
Nareit All Reit Index                   14394.0  14723.0  14935.0  14675.0  14515.0  14677.0  15645.0  16421.0  17173.0
Wilshire Real Estate Securities Index   12308.0  12585.0  12735.0  12542.0  12511.0  12558.0  13105.0  13726.0  14219.0
S&P 500                                 13526.0  13014.0  13068.0  13707.0  13704.0  15038.0  16474.0  17784.0  18854.0







Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.


 *   Commencement of Operations.

`D' The Comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Index of All REITs is comprised of 219 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 117 companies operating in the real estate industry and includes REITs. This index does not include REITs with investments in health care facilities, which as a group have produced investment returns in recent years higher than the market as a whole. The Fund invests in REITs with investments in health care facilities. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                NUMBER             VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                              -----------       ------------
EQUITIES                                                          95.73%
      APARTMENT                                                   23.94%
            Associated Estates Realty Corp..............................          610,400       $ 13,123,600
            Avalon Properties...........................................        1,005,500         21,618,250
            Camden Property Trust.......................................          655,000         15,638,125
            Charles E. Smith Residential Realty.........................          500,800         11,831,400
            Colonial Properties Trust...................................          596,000         15,198,000
            Columbus Realty Trust.......................................          546,400         10,586,500
            Equity Residential Properties Trust.........................          216,200          6,621,125
            Merry Land & Investment.....................................        1,066,000         25,184,250
            Oasis Residential...........................................          662,300         15,067,325
            Post Properties.............................................          833,400         26,564,625
            Security Capital Pacific Trust..............................          364,200          7,192,950
            Summit Properties...........................................          314,700          6,254,662
            United Dominion Realty Trust................................          996,100         14,941,500
                                                                                                ------------
                                                                                                 189,822,312
                                                                                                ------------
      HEALTH CARE                                                  7.15%
            Health Care Property Investors..............................          702,300         24,668,287
            Nationwide Health Properties................................          761,800         31,995,600
                                                                                                ------------
                                                                                                  56,663,887
                                                                                                ------------
      HOTEL                                                        4.81%
            *Bristol Hotel Co...........................................          126,600          3,085,875
            Felcor Suite Hotels.........................................          400,400         11,111,100
            Patriot American Hospitality................................          441,300         11,363,475
            Starwood Lodging Trust......................................          423,500         12,599,125
                                                                                                ------------
                                                                                                  38,159,575
                                                                                                ------------
      INDUSTRIAL                                                   8.05%
            Duke Realty Investments.....................................          491,200         15,411,400
            Liberty Property Trust......................................          778,700         16,158,025
            Security Capital Industrial Trust...........................          268,300          4,695,250
            Spieker Properties..........................................          489,300         12,293,663
            `D'Weeks Corp...............................................          609,400         15,311,175
                                                                                                ------------
                                                                                                  63,869,513
                                                                                                ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

                                                                                NUMBER             VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                              -----------       ------------
      OFFICE                                                      12.11%
            Beacon Properties Corp......................................          487,500       $ 11,212,500
            Cali Realty Corp............................................          732,200         16,016,875
            Carr Realty Corp............................................          338,100          8,241,187
            Cousins Properties..........................................          931,700         18,866,925
            Crescent Real Estate Equities...............................          453,000         15,458,625
            Highwoods Properties........................................          531,100         15,003,575
            Reckson Associates Realty Corp..............................          383,100         11,253,563
                                                                                                ------------
                                                                                                  96,053,250
                                                                                                ------------
      SELF STORAGE                                                 2.34%
            Shurgard Storage Centers....................................          262,200          7,079,400
            Storage USA.................................................          351,900         11,480,737
                                                                                                ------------
                                                                                                  18,560,137
                                                                                                ------------
      SHOPPING CENTER                                             37.33%
         COMMUNITY CENTER                                         17.02%
            Bradley Real Estate.........................................          484,300          6,538,050
            Developers Diversified Realty Corp..........................          898,600         26,958,000
            Federal Realty Investment Trust.............................        1,205,500         27,425,125
            Kimco Realty Corp...........................................        1,207,200         32,896,200
            Price REIT, Series B........................................          386,500         10,725,375
            Sizeler Property Investors..................................          112,100            994,888
            Vornado Realty Trust........................................          784,000         29,400,000
                                                                                                ------------
                                                                                                 134,937,638
                                                                                                ------------
         FACTORY OUTLET CENTER                                     2.39%
            Chelsea GCA Realty..........................................          305,300          9,159,000
            HGI Realty..................................................           40,000            915,000
            `D'Tanger Factory Outlet Centers............................          356,200          8,905,000
                                                                                                ------------
                                                                                                  18,979,000
                                                                                                ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

                                                                                NUMBER             VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                              -----------       ------------
         REGIONAL MALL                                            17.92%
            CBL & Associates Properties.................................          589,700       $ 12,825,975
            DeBartolo Realty Corp.......................................        1,609,400         20,922,200
            Glimcher Realty Trust.......................................        1,105,400         19,068,150
            `D'J.P. Realty..............................................          834,300         18,250,313
            Macerich Co.................................................          960,100         19,202,000
            Rouse Co....................................................        1,492,000         30,399,500
            Simon Property Group........................................          473,600         11,544,000
            Taubman Centers.............................................          724,700          7,247,000
            The Mills Corp..............................................          125,300          2,130,100
            Urban Shopping Centers......................................           26,200            560,025
                                                                                                ------------
                                                                                                 142,149,263
                                                                                                ------------
            TOTAL SHOPPING CENTER.......................................                         296,065,901
                                                                                                ------------
                  TOTAL EQUITIES (Identified cost $710,748,829).........                         759,194,575
                                                                                                ------------


                                                                                PRINCIPAL
                                                                                 AMOUNT
                                                                              ------------
COMMERCIAL PAPER                                                   3.48%
            General Electric Capital Corp., 5.20%, 1/2/96
               (Identified cost $27,645,007)...........................       $27,649,000         27,645,007
                                                                                                ------------
TOTAL INVESTMENTS (Identified cost $738,393,836)...............   99.21%                         786,839,582
OTHER ASSETS, LESS LIABILITIES.................................     .79%                           6,244,492
                                                                 ------                         ------------
NET ASSETS (Equivalent to $34.62 per share based on 22,907,765
   shares of capital stock outstanding)........................  100.00%                        $793,084,074
                                                                 ------                         ------------
                                                                 ------                         ------------

------------

* This security did not pay a dividend in 1995. Dividends are expected to commence in 1996.

`D' The Fund owns  5% or more  of this company's  outstanding voting  securities
    (Note 5).

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
      Investments in securities, at value (Identified cost $738,393,836) (Note 1)..................  $786,839,582
      Receivable for fund shares sold..............................................................     4,458,419
      Dividends receivable.........................................................................     4,982,953
      Receivable for investment securities sold....................................................       837,642
      Unamortized organization costs and other assets (Note 1).....................................        78,653
                                                                                                     ------------
            Total Assets...........................................................................   797,197,249
                                                                                                     ------------
LIABILITIES:
      Payable for investment securities purchased..................................................     2,759,549
      Payable to investment adviser................................................................       554,672
      Payable for fund shares redeemed.............................................................       381,140
      Payable to administrator.....................................................................       182,493
      Payable to custodian bank....................................................................        25,644
      Other liabilities............................................................................       209,677
                                                                                                     ------------
            Total Liabilities......................................................................     4,113,175
                                                                                                     ------------
NET ASSETS applicable to 22,907,765 shares of $.001 par value common stock outstanding (Note 4)............................................................................  $793,084,074
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
      ($793,084,074[div]22,907,765 shares outstanding).............................................  $      34.62
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Note 4).....................................................................  $736,108,375
      Accumulated net realized gain on investments.................................................     8,529,953
      Net unrealized appreciation on investments...................................................    48,445,746
                                                                                                     ------------
                                                                                                     $793,084,074
                                                                                                     ------------
                                                                                                     ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Investment Income:
      Dividend income...............................................................................  $39,748,746
      Interest income...............................................................................    2,050,938
                                                                                                      -----------
            Total Income............................................................................   41,799,684
                                                                                                      -----------
Expenses:
      Investment advisory fees (Note 2).............................................................    4,956,723
      Administrative and transfer agent fees (Note 2)...............................................    1,113,329
      Registration and filing fees..................................................................      192,366
      Custodian fees................................................................................      154,159
      Reports to shareholders.......................................................................      109,943
      Professional fees.............................................................................       99,483
      Directors' fees and expenses (Note 2).........................................................       29,000
      Amortization of organization expenses (Note 1)................................................       27,598
      Miscellaneous.................................................................................       83,192
                                                                                                      -----------
            Total Expenses..........................................................................    6,765,793
      Reduction of expenses (Notes 2 and 6).........................................................     (248,601)
                                                                                                      -----------
            Net Expenses............................................................................    6,517,192
                                                                                                      -----------
Net Investment Income...............................................................................   35,282,492
                                                                                                      -----------
Realized and Unrealized Gain (Loss) on Investments:
      Net realized loss on investments..............................................................   (5,735,142)
      Increase in unrealized appreciation on investments............................................   41,783,548
                                                                                                      -----------
            Net realized and unrealized gain on investments.........................................   36,048,406
                                                                                                      -----------
Net increase in net assets resulting from operations................................................  $71,330,898
                                                                                                      -----------
                                                                                                      -----------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1995   DECEMBER 31, 1994
                                                                     -----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income..................................     $ 35,282,492        $ 18,529,456
            Net realized loss on investments.......................       (5,735,142)         (3,075,892)
            Increase in unrealized appreciation on investments.....       41,783,548           3,511,446
                                                                     -----------------   -----------------
                  Net increase in net assets resulting from
                     operations....................................       71,330,898          18,965,010
                                                                     -----------------   -----------------
      Dividends and Distributions From:
            Net investment income..................................      (25,186,847)        (12,475,826)
            Tax return of capital..................................       (9,488,813)         (6,053,363)
                                                                     -----------------   -----------------
                  Total distributions to shareholders..............      (34,675,660)        (18,529,189)
                                                                     -----------------   -----------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share transactions....      298,330,768         294,184,084
                                                                     -----------------   -----------------
                  Total increase in net assets.....................      334,986,006         294,619,905
      Net Assets:
            Beginning of year......................................      458,098,068         163,478,163
                                                                     -----------------   -----------------
            End of year............................................     $793,084,074        $458,098,068
                                                                     -----------------   -----------------
                                                                     -----------------   -----------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
          PER SHARE OPERATING PERFORMANCE              1995         1994        1993       1992       1991*
---------------------------------------------------- --------     --------    --------    -------    -------
Net asset value, beginning of period................ $  32.90     $  31.92    $  29.58    $ 26.55    $ 25.00
                                                     --------     --------    --------    -------    -------
Income from investment operations:
      Net investment income.........................     1.86         1.66        1.29       1.51       0.88
      Net realized and unrealized gains (losses) on
         investments................................     1.69         0.98        4.24       3.55       1.07
                                                     --------     --------    --------    -------    -------
            Total from investment operations........     3.55         2.64        5.53       5.06       1.95
                                                     --------     --------    --------    -------    -------
Less distributions from:
      Net investment income.........................    (1.33)       (1.09)      (1.27)     (1.80)     (0.40)
      Realized gains on investments.................     0.00         0.00       (1.64)     (0.18)      0.00
      In excess of net realized gains...............     0.00         0.00       (0.04)      0.00       0.00
      Tax return of capital.........................    (0.50)       (0.57)      (0.24)     (0.05)      0.00
                                                     --------     --------    --------    -------    -------
            Total distributions.....................    (1.83)       (1.66)      (3.19)     (2.03)     (0.40)
                                                     --------     --------    --------    -------    -------
Net asset value, end of period...................... $  34.62     $  32.90    $  31.92    $ 29.58    $ 26.55
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
------------------------------------------------------------------------------------------------------------
Total investment return`D'..........................    11.13%        8.31%      18.76%     20.09%      7.91%
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in millions)....... $793.084     $458.098    $163.478    $49.481    $24.434
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
      Ratio of expenses to average daily net
         assets(1)..................................     1.12%        1.14%       1.18%      1.25%      1.25%**
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
      Ratio of net investment income to average
         daily net assets(1)........................     6.05%        5.71%       4.57%      5.92%      7.48%**
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
      Portfolio turnover rate.......................    22.68%       39.00%      65.28%     14.81%     57.40%
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------

------------------------

*  For the period  July 2,  1991 (commencement  of operations)  to December  31,
   1991.
** Annualized.
`D' Total returns for periods of less than one year are not annualized.
(1) Net of expense reduction and fees waived. If such agreements had not been in effect, the expense and net investment income ratios would have been:

      Ratios (to average daily net assets):
            Expenses................................     1.16%        1.26%       1.35%      1.77%      1.94%**
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------
            Net investment income...................     6.01%        5.59%       4.40%      5.40%      6.78%**
                                                     --------     --------    --------    -------    -------
                                                     --------     --------    --------    -------    -------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

     Portfolio Valuation: Investment in securities that are listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Commercial paper instruments, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Distributions will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1995, the Fund decreased paid-in capital by $9,103,193, decreased undistributed net investment income by $606,832 and increased accumulated net realized gains on investments by $9,710,025. These differences are primarily due to return of capital distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1995, the Fund had, for Federal income tax purposes, an unused capital loss carryforward of $4,139,954 to be applied against future realized gains, if any. If not applied, the capital loss carryforward will expire in as follows, $2,310,026 in 2002 and $1,829,928 in 2003.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of .85% of the average daily net assets of the Fund (approximately .85% on an annual basis). For the year ended December 31, 1995, the Fund incurred $4,956,723 in advisory fees.

     The Investment Adviser has agreed to reduce its fee and reimburse the Fund for other expenses, to the extent necessary to comply with the most stringent state expense limitation applicable to the Fund in which the Fund's shares are sold. The most stringent limitation requires the Adviser to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) exceed 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1 1/2% of average annual net assets in excess of $100 million. However, the Adviser has voluntarily agreed to

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

limit the total operating expenses of the Fund, excluding expenses listed above, to an annual rate of 1.25% of the average annual net assets of the Fund until December 31, 1995. For the year ended December 31, 1995, no reduction of expenses was required as a result of the limitation.

     Administrative Fees: The Fund has entered into an administrative agreement with the Adviser and Chase Global Funds Services Company ('CGFSC') under which the Adviser performs certain administrative functions for the Fund and receives a fee of .02% of the Fund's average daily net assets. The Fund has paid the Adviser $61,772 in fees under this and prior administrative agreements. For the year ended December 31, 1995, CGFSC waived $117,113 of administrative fees.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund with the exception of out-of-pocket expenses relating to attendance at Board and committee meetings. Similarly, none of the Fund's officers received compensation from the Fund. Fees and related expenses accrued for non-affiliated directors totaled $29,000 for the year ended December 31, 1995.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1995 aggregated $429,206,888 and $124,350,500, respectively.

     At December 31, 1995, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.........................................................................  $725,607,336
                                                                                         ------------
Gross unrealized appreciation..........................................................  $ 72,742,979
Gross unrealized depreciaiton..........................................................  $(11,510,733)
                                                                                         ------------
Net unrealized appreciation............................................................  $ 61,232,246
                                                                                         ------------
                                                                                         ------------

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue fifty million (50,000,000) shares of capital stock, par value $.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                    YEAR ENDED                   YEAR ENDED
                                                DECEMBER 31, 1995            DECEMBER 31, 1994
                                            --------------------------   --------------------------
                                              SHARES        AMOUNT         SHARES        AMOUNT
                                            ----------   -------------   ----------   -------------
Sold......................................  15,202,637   $ 499,162,840   13,553,253   $ 448,861,740
Issued as reinvestment of dividends.......     794,839      26,664,507      416,846      13,794,953
Redeemed..................................  (7,012,384)   (227,496,579)  (5,169,130)   (168,472,609)
                                            ----------   -------------   ----------   -------------
Net increase..............................   8,985,092   $ 298,330,768    8,800,969   $ 294,184,084
                                            ----------   -------------   ----------   -------------
                                            ----------   -------------   ----------   -------------

NOTE 5. INVESTMENT IN AFFILIATES

     The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those which the Fund holds 5% or more of the outstanding voting securities) at December 31, 1995 aggregated $42,466,488. The Fund earned $1,855,060 on dividend income from its investments in affiliates.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $131,488 under this arrangement.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Cohen & Steers Realty Shares, Inc:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Realty Shares, Inc., as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 2, 1991 (commencement of operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 2, 1991 (commencement of operations) to December 31, 1991, in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND L.L.P.

New York, New York
February 8, 1996

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
                                                           770 Broadway
 Elizabeth O. Reagan                                       New York, NY 10003
 Vice President
                                                           LEGAL COUNSEL
                                                           Dechert Price & Rhoads
                                                           477 Madison Avenue
                                                           New York, NY 10022
                                                           NASDAQ Symbol: CSRSX

                                                           Net asset value (NAV)  can be found  in the daily  mutual
                                                           fund  listings  in the  financial  section of  most major
                                                           newspapers  under  the  Fund's  abbreviation   'C&SRlty'.

                                                           This  report  is authorized  for  delivery to  other than
                                                           shareholders of Cohen &  Steers Realty Shares, Inc.  only
                                                           when  accompanied  or  preceded  by  the  delivery  of  a
                                                           currently effective prospectus  setting forth details  of
                                                           the Fund.

--------------------------------------------------------------------------------
                                       19

                                 COHEN & STEERS
                                 REALTY SHARES
                                 757 THIRD AVENUE
                                 NEW YORK, N.Y. 10017

                                 FIRST CLASS MAIL
                                 U.S. POSTAGE
                                 PAID
                                 BOSTON, MA
                                 PERMIT NO. 56712

                                 COHEN & STEERS
                                 REALTY SHARES

                                 ANNUAL REPORT
                                 DECEMBER 31, 1995

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

          Part A -- Condensed Financial Information


          Part B -- Financial Statements for the year ended December 31, 1995, including notes thereto are incorporated by reference in the Statement of Additional Information from the Fund's Annual Report dated as of December 31, 1995. A copy of the Annual Report is included following the Statement of Additional Information.


     (b) Exhibits

           1. Articles of Incorporation*

           2. By-Laws**

           3. Not Applicable

           4. Specimen certificate for common stock, par value $.001 per share**

           5. (A) Form of Investment Advisory Agreement**


              (B) Form of Administration Agreement


           6. Not Applicable

           7. Not Applicable

           8. Form of Custodian Agreement**

           9. Form of Transfer Agency Agreement**

          10. (A) Opinion and Consent of Dechert Price & Rhoads**

              (B) Opinion and Consent of Venable, Baetjer and Howard**


          11. Consent of Independent Accountants


          12. Not Applicable

          13. Investment Representation Letter**

          14. Not Applicable

          15. Not Applicable

          16. Schedule for Computation of Performance Quotation***


          17. Financial Data Schedule


------------

  * Filed with initial registration statement on April 29, 1991.

 ** Filed with Pre-Effective Amendment No. 1 on June 17, 1991.

*** Filed with Post-Effective Amendment No. 3 on March 17, 1993.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     None.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     2671 record holders of Common Stock, par value $.001 per share, as of March 11, 1996.


ITEM 27. INDEMNIFICATION

     Registrant incorporates herein by reference its response to this item contained in Pre-Effective Amendment No. 1 filed on June 17, 1991.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The descriptions of the Adviser under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. Mr. Robert H. Steers, Director and Chairman of the Adviser, and Mr. Martin Cohen, Director and President of the Adviser, have had no other business connections of a substantial nature during the past two fiscal years.

     Cohen & Steers Capital Management, Inc. acts as investment adviser to, in addition to the Registrant, the following investment companies:

          Cohen & Steers Realty Income Fund, Inc.

          Cohen & Steers Total Return Realty Fund, Inc.

          Frank  Russell  Investment Management  Company Real  Estate Securities
     Fund

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Cohen & Steers Securities, Inc. is the principal underwriter for the Registrant.

     (b) The following are directors and officers of Cohen & Steers Securities, Inc. The principal address of these persons is 757 Third Avenue, N.Y., N.Y. 10017.

                                         POSITION AND                   POSITIONS AND
             NAME                  OFFICES WITH DISTRIBUTOR        OFFICES WITH REGISTRANT
------------------------------  ------------------------------  ------------------------------

Robert H. Steers..............  President and Chairman of the   Chairman, Director
                                  Board
Martin Cohen..................  Senior Vice President           President, Director
Elizabeth Reagan..............  Vice President                  Vice President

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     Registrant incorporates herein by reference its response to this item contained in Pre-Effective Amendment No. 1 filed on June 17, 1991.

ITEM 31. MANAGEMENT SERVICES

     Registrant incorporates herein by reference its response to this item contained in Pre-Effective Amendment No. 1 filed on June 17, 1991.

ITEM 32. UNDERTAKINGS

     Registrant incorporates herein by reference its response to this item contained in Pre-Effective Amendment No. 1 filed on June 17, 1991.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 12th day of March, 1996, and certifies that this Amendment meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.


                                            COHEN & STEERS REALTY SHARES, INC.

                                          By           /s/ MARTIN COHEN
                                             ...................................
                                                        MARTIN COHEN
                                                         PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                SIGNATURE                                      TITLE                              DATE
------------------------------------------  --------------------------------------------   -------------------



1. Acting Principal Executive Officer:

             /s/ MARTIN COHEN               President                                        March 12, 1996
 .........................................
              (MARTIN COHEN)

2. Principal Financial and
     Accounting Officer:

             /s/ MARTIN COHEN               Treasurer                                        March 12, 1996
 .........................................
              (MARTIN COHEN)

3. Majority of Directors:
   Gregory C. Clark
   George Grossman
   Jeffrey H. Lynford
   Robert H. Steers

        By        /s/ MARTIN COHEN                                                           March 12, 1996
            ...............................
                   (MARTIN COHEN)
                  ATTORNEY-IN-FACT

             /S/ MARTIN COHEN                                                                March 12, 1996
 .........................................
              (MARTIN COHEN)

                                 EXHIBIT INDEX


EXHIBIT
-------
5(b).   Administration Agreement
11.     Consent of Independent Accountants
17.     Financial Data Schedule



                            STATEMENT OF DIFFERENCES
                            ------------------------

              The dagger symbol shall be expressed as........ `D'
              Any superscript shall be represented by .......`PP'
              The division sign shall be expressed as .......[div]

                                                                    EXHIBIT 5(B)



                            ADMINISTRATION AGREEMENT



     AGREEMENT dated as of September 1, 1995 between COHEN & STEERS REALTY SHARES, INC. (hereinafter referred to as the 'Company'), a non-diversified, open-end management investment company, and COHEN & STEERS CAPITAL MANAGEMENT, INC. (hereinafter referred to as the 'Administrator').



     In consideration of the mutual agreements herein made, the Company and the Administrator understand and agree as follows:



          1. The Administrator agrees, during the term of this Agreement, to be responsible for:



             (a)  providing  office  space,  telephone,  office  equipment   and
        supplies for the Company;



             (b) paying compensation of the Company's officers for services rendered as such;



             (c) authorizing expenditures and approving bills for payment on behalf of the Company;



             (d)  supervising  preparation  of  the  periodic  updating  of  the
        Company's registration statement, including prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;



             (e) supervising preparation of quarterly reports to the Company's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders;



             (f) supervising the daily pricing of the Company's investment portfolio and the publication of the net asset value of the Company's shares, earnings reports and other financial data;



             (g) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers;



             (h) providing trading desk facilities for the Company;



             (i) supervising compliance by the Company with recordkeeping requirements under the Investment Company Act of 1940 (the '1940 Act') and regulations thereunder, maintaining books and records for the Company (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Company's income tax returns; and



             (j) providing executive, clerical and secretarial help needed to carry out these responsibilities.



          2. In rendering the services required under this Agreement, the Administrator may, subject to the approval of the Company's Board of Directors, cause such services or any portion thereof to be provided by another person pursuant to a sub-administration agreement; provided that in such event the Administrator shall remain responsible for monitoring and overseeing the performance by such person of its obligations to the Company under such sub-administration agreement. Subject to the approval of the Company's Board of Directors, the fees and appropriate out-of-pocket expenses of such other person will be paid or reimbursed by the Company. The Company is currently a party to the 'Fund Accounting and Administration Agreement' with United States Trust Company of New York, dated as of June 3, 1991, as amended by the Amendment dated as of June 30, 1995. The Company hereby confirms its approval of such agreement as a sub-administration agreement within the meaning of this paragraph 2 and further confirms such approval notwithstanding the assignment of such agreement by United States Trust Company of New York to Chase Manhattan Bank, N.A., or affiliate thereof.



          3. The Company agrees, during the term of this Agreement to pay to the Administrator as compensation for the foregoing a fee equal on an annual basis to 0.02% of the Company's average daily net assets, payable in arrears at the end of each month. The Company shall reimburse the



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     Administrator   for  its  reasonable  out-of-pocket  expenses  incurred  in carrying out its obligations under this Agreement.



          4. This Agreement shall remain in full force and effect through December 31, 1996 and thereafter from year to year, provided such continuance is approved annually by the Board of Directors of the Company.



          5. This Agreement may be terminated by either party at any time on sixty (60) days' written notice without payment of penalty, provided that such termination by the Company shall be directed or approved by the vote of a majority of the Directors of the Company in office at the time or by the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act); and will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).



          6. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or of reckless disregard of its obligations hereunder, the Administrator shall not be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder; provided, however, that in no event shall the Administrator be subject to liability for any act or omission of any sub-administrator for the Company retained in accordance with paragraph 2 of this Agreement.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first set forth above.



                                          COHEN & STEERS REALTY SHARES, INC.



                                          By:  .................................


                                          COHEN & STEERS CAPITAL MANAGEMENT,
                                          INC.


                                          By:  .................................



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                                                                      EXHIBIT 11



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in Post-Effective Amendment No. 6 to the Registration Statement of Cohen & Steers Realty Shares, Inc., on Form (N-1A) of our report dated February 8, 1996 on our audit of the financial statements and financial highlights of Cohen & Steers Realty Shares, Inc., which report is included in its Annual Report to Shareholders which is also incorporated by reference in this Post-Effective Amendment to the Registration Statement.



     We also consent to the reference to our firm under the captions 'Financial Highlights' in the prospectus and 'Counsel and Independent Accountants' in the Statement of Additional Information.



                                          COOPERS AND LYBRAND L.L.P.
                                          COOPERS AND LYBRAND L.L.P.



New York, New York
March 7, 1996



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